UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2003

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 552-2200

ITEM 5.  OTHER EVENTS.

On November 24, 2003, Amylin Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the results of the third of three pivotal phase 3 studies of exenatide (synthetic exendin-4).  A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS.

99.1         Press release issued by the Company on November 24, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Date: November 24, 2003	By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

INDEX TO EXHIBITS

99.1                      Press release issued by the Company on November 24, 2003.